The Highland Global Allocation Fund (GAF) received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a shareholder of GAF (the Demand Letter). The Demand Letter alleges that the current and former Board of NexPoint Funds II f/k/a Highland Funds II breached their fiduciary duties, and its adviser, NexPoint Asset Management, L.P. f/k/a Highland Capital
Management Fund Advisors, L.P. (NAM), breached its advisory agreement, in relation to GAFs investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund (also a series of NexPoint Funds II). Upon receipt of the Demand Letter, the Board formed a Demand Review Committee (DRC) comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of GAF. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter. Upon completion of its evaluation, the DRC recommended that GAFs independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand Letter.
After considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless.

Notwithstanding the foregoing, the purported shareholder (the
Plaintiff) filed a shareholder derivative suit against GAF, certain members of the Board and NAM on September 5, 2018. The defendants therein filed a Motion to Dismiss the Plaintiffs complaint, which was granted on May 26, 2020. Plaintiff has filed an appeal.